UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  May 22, 2025

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
6.926% Corporate Units	NEE.PRR	New York Stock Exchange
7.299% Corporate Units	NEE.PRS	New York Stock Exchange
7.234% Corporate Units	NEE.PRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)NextEra Energy, Inc. (NEE) held its 2025 Annual Meeting of Shareholders (2025 Annual Meeting) on May 22, 2025. At the 2025 Annual Meeting, NEE's shareholders approved three proposals. The proposals are described in detail in NEE's definitive proxy statement on Schedule 14A for the 2025 Annual Meeting (Proxy Statement), filed with the Securities and Exchange Commission on April 1, 2025.

(b)The final voting results with respect to each proposal voted upon at the 2025 Annual Meeting are set forth below.

Proposal 1

NEE's shareholders elected each of the twelve nominees to the Board for a one-year term, as set forth below:

	FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Nicole S. Arnaboldi	1,574,838,266	99.5%	8,445,944	3,050,602	227,616,555
James L. Camaren	1,508,905,017	95.3%	74,150,484	3,279,311	227,616,555
Naren K. Gursahaney	1,535,791,004	97.0%	47,336,663	3,207,145	227,616,555
Kirk S. Hachigian	1,441,060,974	91.0%	141,966,109	3,307,729	227,616,555
Maria G. Henry	1,575,511,190	99.5%	7,711,204	3,112,418	227,616,555
John W. Ketchum	1,450,193,389	92.2%	122,911,830	13,229,593	227,616,555
Amy B. Lane	1,465,052,089	92.5%	118,086,242	3,196,481	227,616,555
Geoffrey S. Martha	1,570,034,079	99.2%	12,912,802	3,387,931	227,616,555
David L. Porges	1,565,203,837	98.9%	17,804,335	3,326,640	227,616,555
Deborah L. "Dev" Stahlkopf	1,560,365,391	98.6%	22,897,617	3,071,804	227,616,555
John A. Stall	1,574,920,848	99.5%	8,065,852	3,348,112	227,616,555
Darryl L. Wilson	1,553,402,423	98.1%	29,621,143	3,311,246	227,616,555

Proposal 2

NEE's shareholders ratified the appointment of Deloitte & Touche LLP as NEE's independent registered public accounting firm for 2025, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,673,689,631	92.5%	136,589,348	3,672,388	—

Proposal 3

NEE's shareholders approved, by non-binding advisory vote, NEE's compensation of its named executive officers as disclosed in the Proxy Statement, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,388,820,056	88.1%	187,583,681	9,931,075	227,616,555

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 28, 2025

NEXTERA ENERGY, INC.
(Registrant)

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President, Chief Legal, Environmental and Federal Regulatory Affairs Officer